 Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Textainer Marine Containers VII Limited, Series 2021-1 - Data File Procedures

On October 13, 2020, we issued an Independent Accountants’ Report on Applying Agreed-Upon Procedures (the “Initial Covered Services Report”) relating to an electronic data file entitled “ABS 2020-4.xlsb” (the “2020-4 Data File”), containing certain information on a pool of 145,617 containers as of August 31, 2020, which we were informed were intended to be included as collateral in the proposed offering by Textainer Marine Containers VII Limited, Series 2020-4.

The Company informed us that they have updated the pool of containers and the cutoff date has changed from August 31, 2020 to December 31, 2020, and as such, the Company requested that additional agreed-upon procedures be performed and a new report issued.

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “TMCL VII 2021-1 Tape.xlsb” (the “2021-1 Data File”), provided to us on January 13, 2021, containing certain information related to 180,632 containers (the “Containers”) as of December 31, 2020, which we were informed are intended to be included as collateral in the offering by Textainer Marine Containers VII Limited, Series 2021-1. The Company is responsible for the specified attributes identified by the Company in the 2021-1 Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Manufacture Date was within 30 days, and differences related to Net Book Value (“NBV”) were within 3.0%.

•	The term “Cutoff Date” means December 31, 2020.

•
The term “Sources” means the following information provided by the Company: Invoices, Purchase Agreements, Acceptance Certificates, Inspection Certificates, Lease Agreements (Lease Schedules, Addendums, Amendments, or for spot leases, electronic mail correspondence relating to the Company’s internal approval of lease details), screenshots from the Company’s fixed asset management system or billing and tracking system, electronic mail correspondence from the Company listing the depreciation life and residual value by Equipment Type (the “Depreciation Schedule”), and documents containing discount rate for each Sample Container (defined below) subject to Lease Type “PR” (the “Discount Rates”).

KPMG LLP, a Delaware limited liability partnership and a member firm of the
KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

We were instructed by the Company to perform the following agreed-upon procedures on the Containers in the 2021-1 Data File.

A.
For the Initial Covered Services Report we randomly selected a sample of 25 Containers from the 2020-4 Data File (the “Previous Sample Containers”), The Company informed us that 21 of the 25 Previous Sample Containers were included in the 2021-1 Data File. As such, the Company instructed us to randomly select four Containers (the “New Sample Containers”) from the 2021-1 Data File. The New Sample Containers, together with the Previous Sample Containers, constitute the “Sample Containers” A list of the Sample Containers is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers we were instructed to randomly select from the 2020-4 Data File or the 2021-1 Data File.

B.
For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the 2021-1 Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Company’s Instructions

Container Unit ID	Invoice or Purchase Agreement

New/Used	Invoice or Purchase Agreement. We were instructed by the Company to consider a Sample Container to be “New” if an Invoice was available, and “Used” if a Purchase Agreement was available.

Original Equipment Cost (“OEC”)	Screenshot from the Company’s fixed asset management system.

Net Book Value (“NBV”)
For each Sample Container subject to Lease Type “MS,” “SP,” or “TR,” recompute NBV using the straight-line depreciation method based on OEC and the depreciation start date stated in the 2021-1 Data File, and the Depreciation Schedule.

For each Sample Container subject to Lease Type “PR,” recompute NBV as the present value of the Buyout Amount stated in the 2021-1 Data File and remaining monthly lease payments as of the Cutoff Date, using the Discount Rate. The Company instructed us to recompute the remaining monthly lease payments based on the Lease Rate and the Lease Expiration Date stated in the 2021-1 Data File.

Manufacture Date	Date of the Acceptance Certificate or Inspection Certificate

Equipment Type	Invoice or Purchase Agreement, and instructions provided by the Company regarding acceptable Equipment Type descriptions listed in Exhibit B

Lessee’s Name	Lease Agreement

2

Attributes	Sources / Company’s Instructions

Lease Type
Lease Agreement. The Company instructed us to consider the Lease to be:

- a finance lease (Lease Type “PR”) if the Lease Agreement included a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container

- a term lease (Lease Type “TR”) if the Lease Agreement required a minimum on-hire term of one year or greater and did not include a purchase option at the end of the lease term with a purchase price lower than the then depreciated value of the Sample Container

- a master lease (Lease Type “MS”) if the Lease Agreement did not require a minimum on-hire term

- a spot lease (Lease Type “SP”) if the Lease Agreement required a minimum on-hire term of less than one year

Lease Rate
Lease Agreement

For Sample Containers for which the Lease Agreement required a payment of damage protection plan (“DPP”), the Company instructed us to recompute Lease Rate by subtracting the DPP amount stated in a screenshot from the Company’s billing and tracking system from the Lease Rate stated in the Lease Agreement.

Lease Start Date
Lease Agreement

The Company instructed us to compare the Lease Start Date stated in the 2021-1 Data File to the 1st day of the calendar month of the Effective Date of the Lease Agreement or start date of the Base Term stated in the Lease Agreement, or the date after the Build-up Period, or the On-hire Date stated in the Lease Agreement.

Lease Expiration Date
Lease Agreement

The Company instructed us to compare the Lease Expiration Date to the last date of the Base Term stated in the Lease Agreement, or the date prior to the first day of the Build-down Period stated in the Lease Agreement. If such date was not available, recompute Lease Expiration Date by adding the Base Term or Minimum Term stated in the Lease Agreement to the Lease Start Date.

If the Lease Agreement required a Minimum Term starting after the completion of certain number of free days, recompute Lease Expiration Date as the last day of the calendar month preceding the end of the Minimum Term plus the free days.

If the Lease Agreement required a Minimum Term based on a certain number of months of the Sample Container’s manufacture age, recompute Lease Expiration Date by adding such Minimum Term to the Sample Container’s Manufacture Date stated in the 2021-1 Data File.

If the Base Term or Minimum Term for the Sample Container was
completed or not required in the Lease Agreement, and the Lease Agreement allowed for an automatic extension every year, compare the Lease Expiration Date to the anniversary of the expiration date stated in the Lease Agreement following the Cut-off Date.

Buyout Amount (applicable only for Sample Containers subject to Lease Type “PR”)	Lease Agreement

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources, except as listed in Exhibit C.

3

C.
For each Sample Container, we observed an “OL” (on-lease) or “DI” (direct interchange) status in the screenshot from the Company’s billing and tracking system or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the 2021-1 Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the 2021-1 Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
January 21, 2021

4

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	TGBU304771	14	TGBU742998
2	TGBU315814	15	TGBU773660
3	TEMU446909	16	TEMU002657
4	TEMU506681	17	SKLU201381
5	TEMU823716	18	TEMU749908
6	TEMU793528	19	TGBU320763
7	TGBU646430	20	TGBU869492
8	TGBU615080	21	TEMU789930
9	TEMU590419	22	TGBU804214
10	TGBU795379	23	TGBU807808
11	TGBU305188	24	TGBU798794
12	TGBU873440	25	TGBU650466
13	TGBU930011

A-1

Exhibit B

Acceptable Equipment Type Descriptions provided by the Company

Equipment Type	Acceptable Description

2S	20GP 20' GP 20'X8'X8'6" ISO 1CC DRY VAN CONTAINER 20'GP Containers 20' DV Dry Van Container

4H	40' HC 40'x8'x9'6" DRY CARGO CONTAINERS 40X8X9'6 ISO IAAA DRY VAN CONTAINER 40'X8'x9'6" Dry Van Containers

4S	40' x 8' x 8'6 Dry Van Containers 40GP Dry Cargo Containers

B-1

Exhibit C

Exceptions List

Sample Container
Number	Container ID	Attribute	Per 2021-1 Data File	Per Source

18	TEMU749908	Lease Type	MS	TR

18	TEMU749908	Lease Expiration Date	3/14/2029	3/14/2028

C-1